PROJECT PROFILE
South Shore HHDC Apartments Chicago, IL

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $44.1 million substantial rehabilitation of South Shore HHDC Apartments, a five-building, scattered-site affordable housing project totaling 126 units. When complete, unit upgrades will include new cabinets, countertops, flooring, energy efficient appliances, and fixtures. Building enhancements will include new landscaping, new finishes in the common areas, replacement of the existing roofs, masonry and exterior facade repairs, as well as upgrades to systems. Additionally, the rehabilitation includes various accessibility-related upgrades to common areas and individual units.
All buildings are located within 1.5 miles of each other in the South Shore and Bronzeville communities of Chicago, approximately 8.5 miles south of the central business district. The community benefits from its location along the waterfront, its accessibility to Lake Shore Drive, and its proximity to major institutions and attractions such as the University of Chicago, the Museum of Science and Industry, and Jackson Park.
HIT ROLE	The HIT is providing $17.5 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. South Shore HHDC Apartments is the HIT’s 66th project in Chicago and 119th in Illinois.
SOCIAL IMPACT	In addition to the economic impacts outlined below, all units will be restricted to residents earning 50% to 60% of the Area Median Income. South Shore’s 126 units are currently subsidized under four separate project-based Section 8 contracts issued between 2008 and 2013, each having 20-year terms. As part of this transaction, the project sponsor has applied for a new 20-year Housing Assistance Payment (HAP) Contract that will combine the four existing contracts.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $17.5 Million	Total Development Cost $44.1 Million	126 Units (100% affordable)	140,900 Hours of Union Construction Work Generated	$5.9 Million Tax revenue generated	$39.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | South Shore HHDC Apartments – Chicago, IL

“We are proud to once again work on an HIT-financed project. South Shore marks HIT’s 66th investment in our city. We are proud knowing that via the HIT union pension capital makes it possible to preserve and rehabilitate 126 units of affordable housing in Chicago.”

- Joe Rinehart, Business Manager/Secretary Treasurer

Painters District Council 14

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

9/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com